EXHIBIT 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nexicon, Inc. (the "Company") on Amendment No. 4 to Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 10, 2006          NEXICON, INC.

                                 By:      /s/ Richard A. Urrea
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                                          Richard A. Urrea
                                          President, Chief Executive Officer and
                                          Principal Executive Officer

A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Nexicon, Inc. and will be retained by Nexicon, Inc. and furnished to the United States Securities and Exchange Commission or its Staff upon request.